UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under 240.14a-12

Chico’s FAS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 21, 2018

Meeting Information
CHICO'S FAS, INC.	Meeting Type:	Annual Meeting
	For holders as of:	April 23, 2018
Date: June 21, 2018 Time: 9:00 A.M., local time
Location: Gralnick Auditorium Chico's FAS, Inc. National Store Support Center 11215 Metro Parkway Fort Myers, FL 33966

You are receiving this communication because you hold shares in the company named above.
CHICO'S FAS, INC. ATTN: GREGORY S. BAKER 11215 METRO PARKWAY FORT MYERS, FL 33966-1206

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E44927-P05904

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT 2017 ANNUAL REPORT TO SHAREHOLDERS
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: All shareholders of record as of April 23, 2018 (or holders in street name who have obtained a valid proxy) may vote in person at the meeting. You can obtain directions for attending the meeting as described under "About the Annual Meeting" in the Proxy Statement. If you choose to attend the meeting, you will need to request a ballot at the meeting to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E44928-P05904

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	1a.	David F. Walker

	1b.	Deborah L. Kerr

	1c.	John J. Mahoney

	1d.	William S. Simon

	1e.	Stephen E. Watson

	1f.	Andrea M. Weiss

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent certified public accountants for the fiscal year ending February 2, 2019 (fiscal 2018).

3.	Proposal to approve an advisory resolution approving executive compensation.

E44929-P05904

E44930-P05904